SUPPLEMENT TO THE  INSTITUTIONAL CLASS PROSPECTUS
OF
ALLSPRING U.S. EQUITY FUNDS
For the Allspring Special Mid Cap Value Fund (the “Fund”)
Effective immediately, the introductory paragraph and the Fund’s Average Annual Total Returns table in the section entitled “Fund Summary - Performance” is hereby replaced with the following:
The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Fund’s average annual total returns are compared to the performance of one or more indices. The Fund’s Regulatory Benchmark is a broad-based index that represents the overall securities markets relative to the Fund’s asset category while the Fund’s Strategy Benchmark is most closely aligned with the Fund’s investment universe based on its investment strategy.  Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund’s website at www.allspringglobal.com.

Average Annual Total Returns for the periods ended 12/31/2023
	Inception Date of Share Class	1 Year	5 Year	10 Year
Institutional Class (before taxes)	4/8/2005	9.51%	13.47%	9.19%
Institutional Class (after taxes on distributions)	4/8/2005	7.79%	11.86%	7.77%
Institutional Class (after taxes on distributions and the sale of Fund Shares)	4/8/2005	6.28%	10.56%	7.11%
Russell Midcap® Value Index (Strategy Benchmark) (reflects no deduction for fees, expenses, or taxes)		12.71%	11.16%	8.26%
Russell 3000® Index (Regulatory Benchmark) (reflects no deduction for fees, expenses, or taxes)		25.96%	15.16%	11.48%

October 1, 2024	SUP3138 10-24